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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             -----------------

                                  Form 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 1-14761

                             -----------------

                    May 6, 2003 (April 29, 2003)
              Date of Report (Date Of Earliest Event Reported)
                       Gabelli Asset Management Inc.
           (Exact name of Registrant as specified in its charter)

           New York                                    13-4007862
(State or Other Jurisdiction of                      (IRS Employer
Incorporation or Organization)                     Identification No.)

 One Corporate Center, Rye, New York                       10580
 (Address of Principal Executive Office)                  (Zip Code)

                               (914) 921-3700
            (Registrant's telephone number, including area code)

                                    None
    (Former name, former address and former fiscal year, if applicable)

Item 5.  Other Events.

         Earnings Release. On April 29, 2003, we reported our 2003 first quarter results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

Item 9.  Regulation FD Disclosure.

         (a) The earnings release, dated April 29, 2003, is attached as an exhibit. The information furnished under Item 9. Regulation FD Disclosure is intended to be furnished under Item 12. Results of Operations and Financial Condition.


Exhibit
   No.                  Description
-------                 -----------

99.1                    Press Release issued by Gabelli Asset Management Inc.
                        dated April 29, 2003.

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                            GABELLI ASSET MANAGEMENT INC.
                                            By: /s/ Robert S. Zuccaro
                                               --------------------------------
                                                    Robert S. Zuccaro
                                                    Vice President and
                                                    Chief Financial Officer
Date:  May 5, 2003

                       GABELLI ASSET MANAGEMENT INC.
                         CURRENT REPORT ON FORM 8-K
              Report Dated May 5, 2003 (April 29, 2003)
                               EXHIBIT INDEX

Exhibit
  No.                    Description
-------                  -----------

99.1                     Press Release issued by Gabelli Asset Management Inc.
                         dated April 29, 2003.